                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 20, 2007
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                              UNITED CAPITAL CORP.
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            (Exact name of registrant as specified in its charter)

Delaware                                1-10104              04-2294493
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(State or other jurisdiction            (Commission          IRS Employer
of incorporation)                       File Number)         Identification No.)

9 Park Place, Great Neck, New York                                    11021
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(Address of principal executive offices)                              (zip code)

Registrant's telephone number, including area code: (516) 466-6464
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On February 20, 2007, United Capital Corp., a Delaware corporation (the
"Company") announced its results for the fourth quarter and year ended December
31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

      The information furnished pursuant to this Current Report on Form 8-K, including the exhibit hereto, shall not be considered "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit No.       Exhibits
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        99.1            Press Release dated February 20, 2007.

                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UNITED CAPITAL CORP.

Dated: February 20, 2007
                                    By: /s/ Anthony J. Miceli
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                                          Name:  Anthony J. Miceli
                                          Title: Vice President, Chief Financial
                                                 Officer and Secretary